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                                                                      Exhibit 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 (Registration Nos. 002-96223 and 811-03240) of our report dated April 27, 2005 relating to the consolidated financial statements of The Variable Annuity Life Insurance Company and our report dated April 15, 2005 relating to the financial statements and financial highlights of The Variable Annuity Life Insurance Company Separate Account A which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Houston, Texas

April 27, 2005